                                                                   EXHIBIT 10.20

                    AMENDED AND RESTATED EMPLOYMENT CONTRACT

                                     BETWEEN

                         STERLING HEALTHCARE GROUP, INC.

                                       AND

                            STEPHEN J. DRESNICK, M.D.

                                TABLE OF CONTENTS


RECITALS ......................................................................................................   1

ARTICLE I
     RECITALS .................................................................................................   1

ARTICLE II
     TERM .....................................................................................................   1

ARTICLE III
     DUTIES ...................................................................................................   1

ARTICLE IV
     COMPENSATION .............................................................................................   2

ARTICLE V
     EXPENSES AND INSURANCE ...................................................................................   4

ARTICLE VI
     VACATION .................................................................................................   4

ARTICLE VII
     DEATH OR DISABILITY DURING EMPLOYMENT ....................................................................   4

ARTICLE VIII
     TERMINATION OF EMPLOYMENT ................................................................................   4

ARTICLE IX
     RESIGNATION ..............................................................................................   5

ARTICLE X
     CHANGE IN CONTROL ........................................................................................   6

ARTICLE XI
     NON-COMPETITION ..........................................................................................   7

ARTICLE XII
     NOTICES ..................................................................................................   7

ARTICLE XIII
     CONSTRUCTION OF CONTRACT.................................................................................    8

ARTICLE XIV
     MISCELLANEOUS ............................................................................................   9


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
                    AMENDED AND RESTATED EMPLOYMENT CONTRACT

         THIS CONTRACT SUPERSEDES THAT CERTAIN EMPLOYMENT CONTRACT DATED JULY 15, 1994. THIS CONTRACT is made and entered as of the 1st day of January, 1995 ("Contract"), between STERLING HEALTHCARE GROUP, INC., a Florida corporation ("EMPLOYER"), and STEPHEN J. DRESNICK, M.D. ("EMPLOYEE").

                               R E C I T A L S :

         A. EMPLOYEE is the President, Chief Executive Officer and Chairman of the Board of Directors of EMPLOYER.

         B. EMPLOYEE and EMPLOYER desire to enter into this Contract to memorialize the employment relationship between EMPLOYER and EMPLOYEE.

         NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually agree as follows:

                                    ARTICLE I
                                    RECITALS

         The above stated Recitals are true and correct and are incorporated by reference into this Contract.

                                   ARTICLE II
                                      TERM

         The initial term (the "Initial Term") of this Contract shall be three
(3) years commencing as of July 15, 1994 and ending three (3) years thereafter unless terminated earlier as provided herein. The Initial Term shall be extended for successive one (1) year periods, unless either party gives the other thirty
(30) days' prior written notice of its intent not to renew prior to the expiration of the then current term.

                                   ARTICLE III
                                     DUTIES

         A. In General. Upon the terms and subject to the conditions of this Contract, EMPLOYER hereby employs EMPLOYEE for the term of this Contract as its President, Chief Executive Officer and Chairman of the Board of Directors. During the Initial Term of this Contract, EMPLOYEE shall serve as the President and Chief Executive Officer of EMPLOYER. EMPLOYEE shall have the powers and duties as set forth in the Bylaws of EMPLOYER for its

President and Chief Executive Officer (subject to the direction of the Board of Directors, which direction shall be pursuant to reasonable policies adopted from time to time and communicated by written notice to EMPLOYEE). EMPLOYEE's duties shall include the management of EMPLOYER's business interests ("Businesses") and such other duties as are consistent with his position (the "Duties"). During the term of this Contract and except for illness, disability, reasonable vacation periods and reasonable leaves of absence, EMPLOYEE shall devote such portions of his business time, attention, skill and efforts as is necessary for the faithful performance of the Duties.

         EMPLOYEE hereby accepts such employment and, consistent with fiduciary standards which exist between an employer and an employee, EMPLOYEE shall perform the Duties in an efficient, trustworthy and businesslike manner. EMPLOYEE hereby consents to serve as a member of the Board of Directors of EMPLOYER without any additional salary or compensation (other than reimbursement for out-of-pocket expenses).

         B. Delegation. Notwithstanding anything to the contrary contained in this Article III, EMPLOYEE shall have the right and authority to delegate responsibility to one or more personnel if he deems such delegation appropriate, and is hereby authorized to hire on behalf of EMPLOYER additional agents, employees and other representatives which are in his opinion necessary to handle the affairs of EMPLOYER and to terminate the employment of any and all agents, employees and other representatives of the Company, including, but not limited to, officers of the Company.

         C. Other Activities. EMPLOYEE shall use his best efforts for the benefit of EMPLOYER by whatsoever activities he deems appropriate to maintain and improve EMPLOYER's standing in the community generally and among other members of the industries in which EMPLOYER is from time to time engaged, including such entertaining for business purposes as he considers appropriate.

                                   ARTICLE IV
                                  COMPENSATION

         A. Base Salary, Bonus and Employee Benefit Plans. For all services rendered by EMPLOYEE in any capacity during his employment under this Contract (including any renewals hereof), EMPLOYER shall pay EMPLOYEE as compensation the sum of the amounts set forth in the following subparagraphs 1. through 3.:

                 1. Base Salary. Commencing on January 1, 1995, EMPLOYEE shall be paid the sum of Three Hundred Twenty-Five Thousand ($325,000) Dollars on an annualized basis, payable semi-monthly. On each anniversary thereafter during the term of this Contract and any extensions thereof, and for each subsequent year of the term of this Contract, EMPLOYEE shall be entitled to an annual increase in his base salary subject to the discretion of the Board of Directors of EMPLOYER.

                 2. Bonus. On or before one hundred twenty (120) days subsequent to EMPLOYER's fiscal year end, EMPLOYER shall pay to EMPLOYEE ten percent (10%) of the marginal increase, if any, of EMPLOYER's net income, before taxes, over One Million Nine Hundred Seventy-Six Thousand ($1,976,000) Dollars, which represents EMPLOYER's net income before taxes for EMPLOYER's fiscal year ended December 31, 1993.

                 3. Employee Benefit Plans. EMPLOYEE shall be entitled to participate in any and all plans, arrangements or distributions by EMPLOYER pertaining to or in connection with any pension, bonus, profit sharing, stock options and/or similar benefits and/or health benefits for its regular employees and/or for its employees and/or for its executives, as determined by the Board of Directors or committees, pursuant to the governing instruments which establish and/or determine eligibility and other rights of the participants and beneficiaries under such plans or other benefit programs.

         B.       Payments Upon Termination.

                 1. Termination by EMPLOYER for Cause; Voluntary Unilateral Decision by EMPLOYEE Without Cause. If EMPLOYEE is terminated by (i) EMPLOYER for Cause (as hereinafter defined); or (ii) voluntary unilateral decision by EMPLOYEE without Cause (as hereinafter defined), then EMPLOYEE shall be entitled to (1) base salary pursuant to Paragraph A.1. of Article IV earned through the date of termination; (2) accrued vacation under Article VI hereof; and (3) all applicable reimbursements from EMPLOYER due under Article V hereof.

                 2. Termination for Reasons Other than Termination by EMPLOYER for Cause; or Voluntary Unilateral Decision by EMPLOYEE. If there is a termination of this Contract for any reason by either party, other than as a result of (i) termination by EMPLOYER for Cause (as hereinafter defined); (ii) termination by voluntary unilateral decision by EMPLOYEE without Cause (as hereinafter defined), EMPLOYEE shall be entitled to (1) receive, in one lump sum payment, that amount which is equivalent to EMPLOYEE's total compensation (base salary plus bonus) paid by EMPLOYER to EMPLOYEE for the two fiscal years prior to EMPLOYEE's termination; and (2) all applicable reimbursements from EMPLOYER due under Article V.

                 3. Non-Renewal of Contract. If there is a termination of this Contract as a result of notification by EMPLOYER of its intent not to renew this Contract (other than for Cause), EMPLOYEE shall be entitled to (1) receive, in one lump sum payment, that amount which is equivalent to EMPLOYEE's total compensation (base salary plus bonus) paid by EMPLOYER to EMPLOYEE for the two fiscal years prior to EMPLOYEE's termination; and (2) all applicable reimbursements from EMPLOYER due under Article V.



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
                                    ARTICLE V
                             EXPENSES AND INSURANCE

         A. Business Expenses. EMPLOYEE is authorized to incur reasonable expenses to execute and/or promote the Businesses of EMPLOYER, including, but not limited to, expenses related to maintenance of professional licenses and expenses for entertainment, travel, and similar items. EMPLOYER will reimburse EMPLOYEE for all reasonable travel or other expenses incurred while on business.

         B. Automobile. During the term of this Contract, EMPLOYER shall furnish EMPLOYEE with an automobile, of make and model acceptable to EMPLOYER, and pay all expenses related to such automobile, which such automobile shall be used by EMPLOYEE in the performance of his duties as are or may be customary for executives in the community who perform similar duties.

         C. Insurance. EMPLOYER will provide for EMPLOYEE medical insurance reasonably satisfactory to EMPLOYEE, his spouse and family dependents.

                                   ARTICLE VI
                                    VACATION

         EMPLOYEE will be entitled to six (6) weeks paid vacation annually or such other time as authorized by the Board of Directors.

                                   ARTICLE VII
                      DEATH OR DISABILITY DURING EMPLOYMENT

         If EMPLOYEE dies or becomes permanently and totally disabled during the term of the Contract, EMPLOYER shall pay to EMPLOYEE or EMPLOYEE's estate, as the case may be, the base salary which would otherwise be payable to EMPLOYEE, for a period of three (3) months after the date on which EMPLOYEE's death or disability occurred. EMPLOYER shall have no further financial obligations to EMPLOYEE or his estate, except as otherwise provided in Articles IV and V hereof.

                                  ARTICLE VIII
                            TERMINATION OF EMPLOYMENT

         A. Termination by EMPLOYEE. EMPLOYEE may terminate his employment with EMPLOYER at any time upon notice to EMPLOYER for "Cause." For this purpose, the term "Cause" means: (1) an adjudication by a court of competent jurisdiction that EMPLOYER has materially breached any provision of this Contract; provided, however, that in the event EMPLOYEE believes that this Contract has been breached, he shall provide EMPLOYER with written notice of such breach and provide the EMPLOYER with a thirty (30) day period in which to cure or remedy such breach; or (2) at any time that a determination is made that EMPLOYEE shall not be renominated as a member of the Board of Directors or if he is asked to resign from the Board of Directors.

         B. Termination by EMPLOYER. EMPLOYEE's employment may be terminated by EMPLOYER at any time upon notice to EMPLOYEE for "Cause." For this purpose, the term "Cause" means:

                 1. EMPLOYEE's material breach of any provision of this Contract; provided, however, that in the event EMPLOYER believes that this Contract has been breached, it shall provide EMPLOYEE with written notice of such breach and provide EMPLOYEE with a thirty (30) day period in which to cure or remedy such breach;

                 2. An adjudication by a court of competent jurisdiction that EMPLOYEE committed an injurious act of fraud or dishonesty against EMPLOYER, its subsidiaries or affiliates; and

                 3. The use by EMPLOYEE of an illegal substance, including, but not limited to, marijuana, cocaine, heroin, and all other illegal substances, and/or the dependence by EMPLOYEE upon the use of alcohol, which, in any case, in the opinion of both EMPLOYEE's family physician and a physician chosen by EMPLOYER, materially impairs EMPLOYEE's ability to perform his Duties hereunder, which dependence is not cured or rehabilitated, as determined by EMPLOYEE's physician, within three (3) months of receipt of written notice from EMPLOYER to EMPLOYEE.

         C. Death or Disability. This Contract shall terminate upon the death or the disability of EMPLOYEE. Termination for death or disability shall not be termination for Cause. EMPLOYEE or his heirs or estate (as the case may be) shall be entitled to the compensation provided for termination by death or disability in this Contract.

         D. Termination of Obligations. Upon the resignation of EMPLOYEE or termination of EMPLOYEE's employment in accordance with the provisions of this
Article IX, all obligations of EMPLOYEE and EMPLOYER hereunder shall be terminated except as otherwise provided herein.

                                   ARTICLE IX
                                   RESIGNATION

         Any termination of employment under this Contract, whether or not voluntary, will automatically constitute a resignation of EMPLOYEE as an officer and director of all subsidiaries of EMPLOYER.

                                    ARTICLE X
                                CHANGE IN CONTROL

         This Contract shall continue in full force and effect notwithstanding any change in control, merger, consolidation or reorganization of any kind involving EMPLOYER or the sale of all or substantially all of its assets. This Contract shall be binding upon EMPLOYER and EMPLOYEE and their respective heirs, executors, administrators, successors and assigns.

         Notwithstanding anything to the contrary contained herein, if at any time during the term of this Contract and any renewal thereof, there shall be a change in control of EMPLOYER, such change in control to be measured by a change in the ownership, to one or more parties under common control, of at least more than fifty percent (50%) of the outstanding voting shares of EMPLOYER and if such change in control results in a diminution in EMPLOYEE's compensation, responsibilities or position such that EMPLOYEE cannot in good faith continue to fulfill the responsibilities for which he is employed, as determined by EMPLOYEE in his sole discretion, and if such change in control did not occur due to EMPLOYEE's intentional bulk sale of voting shares of EMPLOYER owned by him directly to such control persons or group, then EMPLOYEE shall have the option of terminating this Contract upon thirty (30) days' notice and, in such event EMPLOYER shall pay to EMPLOYEE at the time of such termination (1) a lump sum in an amount equal to EMPLOYEE's total compensation (base salary plus bonus) paid by EMPLOYER to EMPLOYEE for the two fiscal years prior to the change in control; and (2) all applicable reimbursements from EMPLOYER due under Article V. Said lump sum payment shall be in lieu of any and all compensation due to EMPLOYEE for the years that would otherwise be remaining for the term of this Contract. Upon receipt of said lump sum payment, this Contract and all rights and duties of the parties shall be terminated, except as follows: In consideration for such lump sum payment and for the right to terminate the Contract under the conditions set forth above, EMPLOYEE agrees to consult with EMPLOYER and its officers if requested to do so for a period of at least two (2) years from the date of such termination. However, EMPLOYEE shall be required to devote only such part of his time to such services as EMPLOYEE believes reasonable in EMPLOYEE's sole discretion, and the time and date such services are offered shall be determined by EMPLOYEE so long as that time and date is within a reasonable period of time after the request. It is expressly agreed that EMPLOYER's rights to avail itself of the advice and consulting services of EMPLOYEE shall at all times be exercised in a reasonable manner, that adequate notice shall be given to EMPLOYEE in such event, and that noncompliance with any such request by EMPLOYEE for good cause, including, but not limited to, ill health, prior commitments, conflicts of interest or absence from Dade County, Florida, shall not constitute a breach or violation of this Contract. EMPLOYEE agrees that, except for reimbursement of all reasonable expenses incurred by him with respect to such consulting and advisory services, payable as such consulting and advisory services are rendered, he shall not be entitled to any further compensation. It is understood that in furnishing any advisory and consulting services provided herein, EMPLOYEE shall not be an EMPLOYEE of EMPLOYER but shall act in the capacity of an independent contractor.

                                   ARTICLE XI
                                 NON-COMPETITION

         A. Non-Competition. While in the employment of EMPLOYER and for the period of two (2) years thereafter, unless otherwise agreed to in writing by EMPLOYER, EMPLOYEE will not, directly or indirectly, own, manage, operate, join, control, be employed by or participate in the ownership, management, operation or control of, or be connected in any manner with any business engaged in providing physician contract management services in the same geographic areas in which EMPLOYER is then conducting such business. It is agreed that each of the cities, counties and other political subdivisions constituting the geographic areas in which EMPLOYER shall be conducting such business shall be considered a separate geographic area and a separate covenant from EMPLOYEE to EMPLOYER and the invalidity of any of such covenants shall not affect this Contract or any other covenant made hereunder.

         B. Remedies. In the event of an actual or threatened breach by the EMPLOYEE of Paragraph A. of this Article XI, EMPLOYER shall be entitled to an injunction restraining EMPLOYEE from its prohibited conduct. If the court should hold that the duration and/or scope (geographic or otherwise) of the covenants contained herein are unreasonable, then, to the extent permitted by law, the court may prescribe a duration and/or scope (geographic or otherwise), that is reasonable and the parties agree to accept such determination, subject to their rights of appeal. Nothing contained herein shall be construed as prohibiting EMPLOYER or any third party from pursuing any of the remedies available to it for such breach or threatened breach, including recovery of damages from EMPLOYEE. In any action or proceeding to enforce the provisions of this Article XI, the prevailing party shall be reimbursed by the other party for all costs incurred in such action or proceeding, including, without limitation, all court costs and filing fees and all attorneys' fees, incurred either at the trial level or at the appellate level. If EMPLOYEE shall be in violation of any of the restrictive covenants contained in this Contract, then the time limitation otherwise applicable to such restrictive covenant shall be extended for a period of time equal to the period of time during which such breach or breaches occur. If EMPLOYER seeks injunctive relief from such breach in any court, then the covenant shall be extended for a period of time equal to the pendency of such proceedings, including all appeals. The existence of any claim or cause of action by EMPLOYEE against EMPLOYER, whether predicated upon this Contract or otherwise, shall not constitute a defense to the enforcement by EMPLOYER of the foregoing restrictive covenant, but shall be litigated separately.

                                   ARTICLE XII
                                     NOTICES

         Any notice, request, demand, offer, payment or communication required or permitted to be given by any provision of this Contract shall be deemed to have been delivered and given for all purposes if written and if (a) delivered personally or by courier or delivery service, at the time of such delivery; or
(b) directed by registered or certified United States mail, postage and charges prepaid, addressed to the intended recipient, at the address specified below, at such time that the intended recipient or its agent signs or executes the receipt:

                  If to EMPLOYER:

                           Sterling Healthcare Group, Inc.
                           2333 Ponce de Leon Boulevard, Suite 511
                           Miami, Florida  33134




                  If to EMPLOYEE:

                           Stephen J. Dresnick, M.D.
                           2333 Ponce de Leon Boulevard, Suite 511
                           Miami, Florida  33134

Any party may change the address to which notices are to be mailed by giving written notice as provided herein to the other party. Commencing immediately after the receipt of such notice, such newly designated address shall be such person's address for purposes of all notices or other communications required or permitted to be given pursuant to this Contract.


                                  ARTICLE XIII
                            CONSTRUCTION OF CONTRACT

         A. Florida Law. This Contract shall be considered for all purposes a Florida document and shall be construed pursuant to the laws of the State of Florida, and all of its provisions shall be administered according to and its validity shall be determined under the laws of the State of Florida without regard to any conflict or choice of law issues.

         B. Gender and Number. Whenever appropriate, references in this Contract in any gender shall be construed to include all other genders, references in the singular shall be construed to include the plural, and references in the plural shall be construed to include the singular, unless the context clearly indicates to the contrary.

         C. Certain Words. The words "hereof," "herein," "hereunder," and other similar compounds of the word "here" shall mean and refer to the entire Contract and not to any particular article, provision or paragraph unless so required by the context.

         D. Captions. Paragraph titles or captions contained in this Contract are inserted only as a matter of convenience and/or reference, and they shall in no way be construed as limiting, extending, defining or describing either the scope or intent of this Contract or of any provision hereof.

         E. Counterparts. This Contract may be executed in one or more counterparts, and any such counterpart shall, for all purposes, be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

         F. Severability. The invalidity or unenforceability of any provision hereunder (or any portion of such a provision) shall not affect the validity or enforceability of the remaining provisions (or remaining portions of such provisions) of this Contract.

                                   ARTICLE XIV
                                  MISCELLANEOUS

         A. Entire Contract. This Contract (and all other documents executed simultaneously herewith or pursuant hereto) constitutes the entire agreement among the parties pertaining to the subject matter hereof, and supersedes and revokes any and all prior or existing agreements, written or oral, relating to the subject matter hereof, and this Contract shall be solely determinative of the subject matter hereof.

         B. Restrictive Covenant. In the event the non-competition clause or any other restrictive covenant of this Contract shall be deemed unenforceable, invalid or overbroad in whole or in part for any reason, then any court of competent jurisdiction is hereby authorized, requested and instructed to reform such provision(s) to provide for the maximum competitive restraints upon EMPLOYEE's activities (in time and geographic area), which may then be legal and valid.

         C. Waiver. Either EMPLOYER or EMPLOYEE may, at any time or times, waive (in whole or in part) any rights or privileges to which he or it may be entitled hereunder. However, no waiver by any party of any condition or of the breach of any term, covenant, representation or warranty contained in this Contract, in any one or more instances, shall be deemed to be or construed as a further continuing waiver of any other condition or of any breach of any other terms, covenants, representations or warranties contained in this Contract, and no waiver shall be effective unless it is in writing and signed by the waiving party.

         D. Attorneys' Fees. In the event that either party shall be required to retain the services of an attorney to enforce any of his or its rights hereunder, the prevailing party in any arbitration or court action shall be entitled to receive from the other party all costs and expenses including (but not limited to) court costs and attorneys' fees (whether in the arbitration or in a court of original jurisdiction or one or more courts of appellate jurisdiction) incurred by him or it in connection therewith. The parties hereby expressly confer on the arbitrator the right to award costs and attorneys' fees in the arbitration.

         E. Venue. Any arbitration or other litigation arising hereunder shall be instituted only in Dade County, Florida, the place where this Contract was executed, and all parties hereto agree that venue shall be proper in said county for all such legal or equitable proceedings.

         F. Assignment. The rights and obligations of the parties under this Contract shall inure to the benefit of and shall be binding upon their successors, assigns, and/or other legal representatives. This Contract shall not be assignable by EMPLOYER. The services of EMPLOYEE are personal and his obligations may not be delegated by him except as otherwise provided herein.

         G. Amendment. This Contract may not be amended, modified, superseded, cancelled, or terminated, and any of the matters, covenants, representations, warranties or conditions hereof may not be waived, except by a written instrument executed by EMPLOYER and EMPLOYEE or, in the case of a waiver, by the party to be charged with such waiver.

         H. No Third Party Beneficiary. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any person, other than EMPLOYER and EMPLOYEE and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

         IN WITNESS WHEREOF, EMPLOYER and EMPLOYEE have caused this Contract to be executed on the day and year first above written.

                                   "EMPLOYER"

                                   STERLING HEALTHCARE GROUP, INC.

                                   By:___________________________
                                        Authorized Representative

                                   "EMPLOYEE"

                                   ------------------------------
                                   Stephen J. Dresnick, M.D.

                               AMENDMENT NO. 1 TO
                    AMENDED AND RESTATED EMPLOYMENT CONTRACT


         This Amendment is made and entered into as of October 31, 1996 between Sterling Healthcare Group, Inc., a Florida corporation ("Employer"), and Stephen
J. Dresnick, M.D. ("Employee").

         WHEREAS, Employer and Employee entered into an Amended and Restated Employment Contract as of January 1, 1995 (the "Contract"), pursuant to which Employer employs Employee on the terms and subject to the conditions set forth therein; and

         WHEREAS, on October 31, 1996, FPA Medical Management, Inc. ("FPA") completed the merger of Employer into a wholly-owned subsidiary of FPA pursuant to which Employer became a wholly-owned subsidiary of FPA; and

         WHEREAS, Employer and Employee have agreed to amend the Contract as hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually agree as follows:

         1. All terms with initial capital letters not otherwise defined herein shall have the meanings ascribed to those terms in the Contract.

         2. Employer shall pay to Employee one million dollars ($1,000,000) in cash (the "Payment") on or prior to November 30, 1996.

         3. From and after October 31, 1996, the Contract is hereby amended and modified as follows:

                   (a) The first sentence of ARTICLE II of the Contract is hereby amended to read in full as follows:

                           The initial term (the "Initial Term") of this
                  Contract shall commence as of July 15, 1994 and end on October 31, 1999 unless terminated earlier as provided herein.

                   (b) Paragraph B.3. of Article IV of the Contract is hereby deleted in its entirety.

                   (c) Article X of the Contract is hereby deleted in its entirety.

         4. Except as otherwise modified or amended herein, all terms and conditions of the Contract shall remain in full force and effect.

         IN WITNES WHEREOF, EMPLOYER and EMPLOYEE have caused this Amendment to be executed as of the day and year first above written.

                            STERLING HEALTHCARE GROUP, INC.


                            By:_________________________________
                                 Authorized Representative


                            ------------------------------------
                            Stephen J. Dresnick, M.D.

                                 AMENDMENT NO. 2
                                       TO
                    AMENDED AND RESTATED EMPLOYMENT CONTRACT


         This Amendment is made and entered into as of July , 1997 between Sterling Healthcare Group, Inc., a Florida corporation ("Employer"), and Stephen
J. Dresnick, M.D. ("Employee").

         WHEREAS, Employer and Employee entered into an Amended and Restated Employment Contract as of January 1, 1995, as amended by Amendment No. 1 entered into as of October 31, 1996 (the "Contract"), pursuant to which Employer employs Employee on the terms and subject to the conditions set forth therein; and

         WHEREAS, Employer and Employee have agreed to amend the Contract as hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually agree as follows:

         1. All terms with initial capital letters not otherwise defined herein shall have the meanings ascribed to those terms in the Contract.

         2. Employer shall pay to Employee one million dollars ($1,000,000) in cash, Five Hundred Thousand dollars ($500,000) of which shall be paid on or prior to July 30, 1997 and Five Hundred Thousand dollars ($500,000) of which shall be paid on or prior to January 31, 1998.

         3. From and after January 1, 1997, the Contract is hereby amended and modified as follows:

                   (a) Paragraph A.2 of ARTICLE IV of the Contract is hereby deleted in its entirety and amended to read in full as follows:

                  2. Bonus. On or before one hundred twenty (120) days subsequent to EMPLOYER's fiscal year and , EMPLOYER shall pay to EMPLOYEE a bonus up to on hundred and fifty percent (150%) of EMPLOYEE's base salary for such year upon achievement of annual performance objectives agreed upon by EMPLOYEE and EMPLOYER, one-half of such bonus to be based on EMPLOYER's performance and the other half to be based on the performance of FPA Medical Management, Inc. (which performance bonus shall be based on the same criteria and calculated in the same manner as the performance bonus for the Chief Executive Officer of FPA Medical Management, Inc.)

         4. Notwithstanding any provisions in the FPA Medical Management, Inc. Omnibus Stock Options Plan, as amended (the "Plan"), or otherwise, any options granted under the Plan not otherwise exercisable at the date of termination of EMPLOYEE'S employment under the contract (other than termination for Cause or by voluntary unilateral decision by EMPLOYEE without Cause) shall become immediately exercisable.

         5. Except as otherwise modified or amended herein, all terms and conditions of the Contract shall remain in full force and effect.

         IN WITNES WHEREOF, EMPLOYER and EMPLOYEE have caused this Amendment to be executed as of the day and year first above written.

                            STERLING HEALTHCARE GROUP, INC.


                            By:_________________________________
                                  Authorized Representative


                            ------------------------------------
                            Stephen J. Dresnick, M.D.